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                                                                    EXHIBIT 32.2

                    CYPRESS COMMUNICATIONS HOLDING CO., INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Cypress Communications Holding Co., Inc. (the "Company") on Form 10-K for the year ending December 31, 2004, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Neal L. Miller, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 By: /s/ Neal L. Miller
                                 --------------------------------------------
                                 Neal L. Miller
                                 Executive Vice President and Chief Financial
                                 Officer

April 15, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cypress Communications Holding Co., Inc. and will be retained by Cypress Communications Holding Co., Inc. and furnished to the Securities and Exchange Commission or its staff upon request.